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                                                                [AIRCLAIMS LOGO]

                                                                   EXHIBIT 23.4
                              CONSENT OF APPRAISER

We consent to the use of our reports included herein and the references to our firm in the AerCo Limited Registration Statement on Form F-4.




Dated: January 26, 1999

Airclaims Limited

           /s/  Edward Picniazck
By:---------------------------------------
Name:  Edward Picniazck
Title: Director, Consultancy & Information Services